UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: September 24, 2008

(Date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30260	77-0466366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

345 E. Middlefield Road, Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 230-7500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 24, 2008, eGain Communications Corporation (the “Company”) entered into a Conversion Agreement and Amendment to Subordinated Secured Promissory Notes (the “Agreement”) with Ashutosh Roy, Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P. and FW Investors V, L.P. (collectively, the “Lenders”). The Lenders previously loaned the Company an aggregate of $8,500,000 and received a promissory notes with maturity dates of March 31, 2009 (the “Prior Note”). Pursuant to the Agreement and subject to the terms and conditions contained therein, the Company and the Lenders have agreed to (i) convert a portion of the outstanding indebtedness under the Prior Note equal to $6,535,977 into shares of the Company’s common stock at a price per share equal to $0.95 (the “Note Conversion”), and (ii) extend the maturity date of the remaining outstanding indebtedness accrued under the Prior Note to March 31, 2012, as well as the period for which interest shall accrue on the Prior Notes (the “Note Extension”). In addition, the Lenders have received receive warrants to purchase an aggregate of 1,525,515 shares of the Company’s common stock at a price per share equal to $0.95 as consideration for the Note Extension.

The foregoing summaries of the Agreement, promissory note extension and warrant do not purport to be complete and is qualified in its entirety by reference to the Agreement, promissory not and warrant attached as an exhibit hereto.

Item 9.01.	Financial Statements and Exhibits

(a)	Exhibits

4.1	Form of Warrant to Purchase Common Stock of eGain Communications Corporation

10.1	Conversion Agreement and Amendment to Subordinated Secured Promissory Notes by and among eGain Communications Corporation, Ashutosh Roy, Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P. and FW Investors V, L.P. dated as of September 24, 2008.

10.2	Form of Restated Subordinated Secured Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2008	eGAIN COMMUNICATIONS CORPORATION

	By:	/s/ Eric Smit
Eric Smit
Chief Financial Officer (Principal Financial Officer and Duly Authorized Signatory)

EXHIBIT INDEX

4.1	Form of Warrant to Purchase Common Stock of eGain Communications Corporation

10.1	Conversion Agreement and Amendment to Subordinated Secured Promissory Notes by and among eGain Communications Corporation, Ashutosh Roy, Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P. and FW Investors V, L.P. dated as of September 24, 2008.

10.2	Form of Restated Subordinated Secured Promissory Note